EXHIBIT 99 We have the energy to make things better … for you, for our investors and for our stakeholders.

PSEG Kathleen Lally VICE PRESIDENT, INVESTOR RELATIONS Caroline Dorsa EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Forward Looking Statement
Certain of the matters discussed in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words
“anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,”
“hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in Item 1. Financial Statements—Note 9. Commitments and Contingent
Liabilities, Item 2. Management’s Discussion and Analysis of Financial Condition and
Results of Operations, and other factors discussed in filings we make with the United
States Securities and Exchange Commission (SEC). These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to sufficiently obtain coverage or recover proceeds of insurance on such matters,
• increases in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology and customer usage patterns.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.  The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).  Operating Earnings is a non-
GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items.  PSEG presents Operating
Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of
Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. Slides A and B at the end of this presentation include a list of items excluded from Income from Continuing Operations/Net Income to reconcile to
Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG OVERVIEW & OUTLOOK

PSEG Strategy
Leveraging the
strength of PSEG’s
balance sheet to
invest primarily in
our stable, regulated
business in ways
that meet customer
needs and state
goals as we protect
the upside of the
merchant business
and provide growth
for our shareholders
DISCIPLINED
INVESTMENT
ENGAGED
WORKFORCE
FINANCIAL
STRENGTH
OPERATIONAL
EXCELLENCE

PSEG met 2012’s challenges
with our strong platform of assets
ASSETS AND OPERATING EARNINGS ARE FOR THE YEAR ENDED 12/31/2012.
ENERGY HOLDINGS INCLUDES PARENT.
SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
.
Electric & Gas Delivery
and Transmission
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives with an
investment program
exceeding $10 billion
through 2017
PSEG Power’s
low-cost, base
load and load
following fleet is
geographically well
positioned and
environmentally
responsible
Regional
Wholesale Energy
Renewable
Investments
PSEG Energy
Holdings positioned
to pursue attractive
renewable
generation and
develop new
business
opportunities
Assets $19.2B
Operating Earnings $528M
Assets $11.0B
Operating Earnings $644M
Assets $1.5B
Operating Earnings $64M

PSEG – 2012 Highlights
2012 Earnings in-line with guidance
•
Achieved operating earnings of $2.44 per share, at the high end of guidance range of $2.25-$2.50, including storm-related costs at PSE&G
•
PSE&G represented 43% of consolidated operating earnings with growth in transmission
Operational excellence
* In May 2013, the NJBPU approved the Solar Agreement reached with BPU Staff and other parties; see slide 36 for details.
• Record output from CCGTs, continued strong production from Nuclear, and Power’s control of O&M supported results
• PSE&G recognized for reliability:  National ReliabilityOne Excellence Award, Mid-Atlantic Reliability Award,
and Award for Outstanding Response to a Major Outage Event; as well as EEI’s Emergency Response Award
• Restored service to 2.1 million customers in a two-week period of time in the aftermath of Superstorm
Sandy and the Nor’easter that followed
• Extension of major labor contracts
PSEG disciplined capital investment
• Key regulatory approvals received for major transmission projects
• BPU decisions pending on Solar4All Extension and Solar Loan III*
• Power added 400 MW of new peakers in time to respond to summer demand
• Holdings added 40 MW of new solar capacity

PSEG First Half 2013 Highlights
•
Based on financial results to date, we expect operating earnings for the full year to be at the upper end of our guidance range assuming normal weather and unit operations
•
Focused on maintaining operating efficiency and customer reliability
•
PSE&G’s operating earnings expected to grow at double-digit rate in 2013, and provide ~50%
of consolidated operating earnings
•
Positive cash from Power and increasing cash flow from PSE&G supports opportunity for dividend growth and funds capital spending program without the need to issue equity
•
Debt as a percentage of capital was 41.2% at June 30, 2013
Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share
Executing PSE&G’s existing $3.4 billion Transmission capital spending program on schedule
– fueling  double-digit growth in PSE&G operating earnings through 2015, based on approved programs
PSE&G pursuing Energy Strong, its $3.9 billion, ten-year infrastructure spending program to strengthen electric and gas distribution, communications, and customer reliability and resiliency.
In addition, PSE&G plans to invest $1.5 billion during this time-frame to harden its Transmission system
Financial position remains strong
Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth

First Half 2013 Operating Earnings by
Subsidiary
*SEE PAGE B FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  364  $  306 $  0.71 $  0.60
PSE&G
300 298 0.59 0.59
PSEG Energy Holdings/
Enterprise
12 43 0.03 0.09
Operating Earnings*
$  676  $  647   $  1.33 $  1.28
Six months ended June 30

PSEG EPS Reconciliation – First-Half
2013 versus First Half 2012
* SEE PAGE B FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING
EARNINGS.
$1.33
(0.06)
0.11
$1.28
0.00
0.25
0.50
0.75
1.00
1.25
1.50
YTD 2013
Operating
Earnings*
YTD 2012
Operating
Earnings*
Capacity 0.12
Net Price (0.05)
Volume 0.02
Gas Send-Out
and Fixed Cost
Recovery 0.04
O&M (0.01)
D&A (0.01)
PSEG Power
Transmission
Net Earnings 0.07
Distribution
O&M (0.02)
Net
Weather 0.01
Taxes
and Other 0.01
Absence
of Tax
Settlement (0.06)
D&A (0.01)
PSE&G
PSEG Energy
Holdings/
Enterprise
Asset Sale
0.01
Absence
of Tax
Settlement
(0.07)
0.00

2013 Operating Earnings Guidance
* SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS..
Based on our performance year-to-date, we expect full year
operating earnings to be at the upper end of guidance,
assuming normal weather and unit operations
E = ESTIMATE

2013 Operating Earnings *
Investment in the
regulated business
has changed the
earnings mix
Our 2009-2013
investment focus has
brought us to a 50/50
mix for 2013
PSE&G’s 2013-2017
Energy Strong Program
and ongoing transmission
investments will support
continued growth in
PSE&G’s earnings
Percent of Operating Earnings Contribution by Subsidiary
PSE&G
Power
Other
$2.74 $2.44 $2.25 -$2.50E $3.09 $3.12
*SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS; ALL PERIODS REFLECT TEXAS IN DISCONTINUED OPERATIONS. E=ESTIMATE.

PSEG Focus
Operational excellence and disciplined investment helped offset the earnings impact of lower energy prices
2008
2012
$69.85 PJM West RTC ($/MWh) $33.88
• 2.4% (planned
1
)
• $866
• $0
• $0
• 1.6%
• 29.3TWh
• $0
$2.91
• 0.8% (actual
2
)
• $2,500
• $955
• $888
• 1.7%
• 29.8TWh
• $240
$2.44
• O&M Growth per year
• Transmission Rate Base
• Utility Cap Stimulus Spending
• Utility Solar & EE Cap Exp
• EFORd Rate
CCGT
• Nuclear Generation
• Holdings Solar Investment
Operating Earnings Per Share
SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS. (1) PLANNED
COMPOUND ANNUAL GROWTH RATE 2008-2012.(2) ACTUAL COMPOUND ANNUAL GROWTH RATE 2008-2012. (3) 2013 INDICATED ANNUAL DIVIDEND RATE IS
$1.44 PER SHARE.
$1.29
Common Dividend Per Share
³
$1.42
PSEG Focus
($ millions, except as noted)

Superstorm
Sandy met by
an exceptional
response
The storm affected
PSE&G and Power
2.1 million PSE&G
customer restorations (2X Hurricane Irene and 3X the October ’11
Snowstorm) 96 Electric Substations Damaged (39% of the total) 14 Switching
Stations Affected (33% of total) 51 of 154 Transmission Lines Interrupted (33% of total)
2,427 Utility Poles Replaced or Repaired  48,000 Trees Removed or Trimmed
~4,200 mutual aid or contract workers brought in to assist restoration efforts
PSEG Power’s assets were stress tested by Superstorm Sandy, but when the load returned in the days following, Power’s assets were available

PSEG Capital Spending focused on growth
PSEG 2013-2015E Capital Spending*
$6.3 Billion
by Subsidiary
PSEG 2013-2015E Capital Spending*
$6.3 Billion
Growth / Environmental / Maintenance
E = ESTIMATE; CAPITAL EXCLUDES IDC AND AFUDC.
*THIS FORECAST DOES NOT REFLECT THE IMPACT OF THE ENERGY STRONG PROPOSAL
RECENTLY FILED WITH THE NJBPU.  DATA AS OF JUNE 30, 2013.
PSE&G Growth Power Growth
Maintenance Environmental
Holdings Growth
PSE&G Power Holdings Parent SC
$4.2B
67%
$0.3B
6%
$1.5B
24%
$0.2B
2%
$0.05B
1%
$5.1B
81%
$1.0B
16%
$0.05B
1%
$0.1B
2%

What’s Next: PSEG’s Capital Spending expansion
opportunity directed toward growth in regulated business with
~ 25% growth in planned spending
Potential
PSEG 2013-2015E Capital Spending*
$7.5 Billion
by Subsidiary
Potential
PSEG 2013-2015E Capital Spending*
$7.5 Billion
Growth / Environmental / Maintenance
E = ESTIMATE; CAPITAL EXCLUDES IDC AND AFUDC. DATA AS OF JUNE 30, 2013.
PSE&G Growth Power Growth
Maintenance Environmental
Holdings Growth
$5.4B
73%
$0.3B
4%
$1.5B
20%
$0.2B
2%
$0.05B
1%
PSE&G Power
Holdings Parent SC
$6.3B
85%
$1.0B
13%
$0.1B
1%
$0.1B
1%

PSE&G’s Energy Strong Capital Program
addresses new reality
New ten-year, $3.9 Billion Infrastructure Program filed with the NJBPU to strengthen PSE&G’s distribution system focusing on hardening and resiliency
Plan to invest an additional $1.5 Billion in transmission grid over the ten-year period
Energy Strong proposal includes:
Protecting 40 utility installations from severe storms ($1.7 Billion)
Making the electric grid smarter and easier to repair ($454 Million)
Adding backup distribution lines and system redundancies ($415 Million)
Undergrounding 20 miles of overhead distribution lines ($60 Million)
Modernizing the gas distribution system ($1.1 Billion)
Better protection for homes and businesses during severe weather and improved day to day system reliability
Proposed filing creates ~5,800 jobs and stimulates economic activity for
New Jersey businesses

55 local NJ towns and 5 counties
support
• 55 municipalities and five counties (Bergen, Hudson, Mercer,
Passaic and Somerset) have approved resolutions in support of
Energy Strong, PSE&G’s infrastructure proposal to improve and fortify its electric and gas distribution systems
• The Energy Strong proposal is currently being evaluated by the
NJ Board of Public Utilities
• Public hearings are scheduled for September and October 2013

PSEG Power
value advantaged
by asset diversity,
fuel flexibility and location
Fuel Diversity*
Total MW: 13,226
Energy Produced*
Total GWh: 52,511
Energy Market Served*
Total MW: 13,226
18%
45%
8%
28%
1%
32%
57%
11%
42%
25%
33%
Intermediate
Peaking
Base load
Nuclear
Oil
Coal** Gas
Pumped
Storage
*2012
**INCLUDES NJ UNITS THAT FUEL SWITCH TO GAS.

•
2.2% (forecast³)
• $12,600
• $5,000
4
• $6,900
5
• $700
5
• 1.4%
• 30.4TWh
• $290
• $12-$15
2015E
•
0.8% (actual²)
• $9,000
• $2,500
• $5,900
• $600
• 1.7%
• 29.8TWh
• $240
• $0
2012
Where we’re going
•
2.4% (planned¹)
• $6,800
• $866
• $5,900
• $0
• 1.6%
• 29.3TWh
• $0
• $0
• O&M Growth per year
• PSE&G Rate Base
• EFORd Rate - CCGT
• Nuclear Generation
• Holdings Solar Investment
• LIPA Earnings
PSEG Focus
($ millions, except as noted)
2008
E = ESTIMATE.
.
Transmission
E&G Distribution
EMP
(1)
Planned compound annual growth rate 2008-2012.
(2)
Actual compound annual growth rate 2008-2012.
(3)
Two-year compound annual growth rate from 2013.
(4)
Includes additional Transmission hardening.
(5)
Includes proposed filings:  EE4A, SL3, S4Ae, and ES programs.

22 Balance Sheet Strengthened PSEG has reduced risk PSEG Total Capitalization 2009 2012 Power Power PSE&G PSE&G Equity 55% Debt 45% Equity 59% Debt 41% 57% 43% 55% 45% 70% 30% 51% 49%

Using PSEG’s balance sheet strength
to finance growth in the regulated enterprise
without equity issuance
PSEG Total Capitalization
2012 2015E*
* E = ESTIMATE; INCLUDES THE FOLLOWING PROPOSED FILINGS: EE4A, SL3, S4AE, ENERGY STRONG (ES) AND
TRANSMISSION HARDENING.
Debt
41%
Equity
59%
Debt
44%
Equity
56%

PSEG Annual Dividend
A long history of growth and returning cash to
shareholders
Payout Ratio 62% 70% 63% 66% 43% 44% 43%  44% 50% 58% 61%*
5-year Rate of Growth 2.22%
10-year Rate of Growth 2.92%
PSEG Annual Dividend Rate
*2013 PAYOUT RATIO REFLECTS THE MIDPOINT OF 2013 OPERATING EARNINGS GUIDANCE.
**INDICATED ANNUAL RATE.
$1.08
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.42
$1.44**
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Value Proposition
PSEG is positioned to expand its investment in PSE&G
projects that provide reasonable, risk adjusted returns,
in ways that meet customer needs and state goals,
given strong cash flow of Power and growing cash
contribution from PSE&G.
PSEG will maintain a strong financial profile that
provides the opportunity to achieve our growth
objectives and maintains our track record of returning
cash to shareholders.

PSE&G

PSE&G
strategy
Building a
sustainable
platform that
balances
reliability,
customer rates
and public
policy to ensure
growth at
reasonable
returns
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

PSE&G is the largest electric and gas distribution and transmission utility company in New Jersey
Electric Gas
Customers
Growth (2008 – 2012)
2.2 Million
0.6%
1.8 Million
0.6%
Electric Sales and Gas Sold and Transported 41,641 GWh
3,397 M
Therms
Projected Annual Load Growth (2013 – 2015) 0.7%* 0.2%*
Historical Annual Peak Load Growth
Transmission (2008 – 2012)
0.4%**
Projected Annual Load Growth
Transmission (2013 – 2015)
1.4%
Sales Mix
Residential 33% 60%
Commercial 57% 36%
Industrial 10% 4%
Transmission Electric Gas
Approved Rate of Return
11.68% ROE*** 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency Approved
Programs
2009-2012
Solar Loan I-III
67 MW 179 MW
Solar 4 All and Extension 74 MW 125 MW
Energy Efficiency Annual Electric savings 160 GWh 200 GWh
Energy Efficiency Annual Gas savings 5M Therms 7M Therms
* WEATHER NORMALIZED - ESTIMATED ANNUAL GROWTH PER YEAR OVER FORECAST PERIOD.
** TRANSMISSION LOAD GROWTH CAGR UTILIZES 2007 AS BASE YEAR.
*** SPECIFIC PROJECTS APPROVED FOR INCENTIVE RATE TREATMENT WITH ADDITIONAL ROE.
Total Program
Plan
Gas Territory
Electric Territory
138KV
161KV
230KV
345KV
500KV
Transmission by Voltage

29 National reliability award winner and recognized for emergency response during Hurricane Irene

30 During Superstorm Sandy strong winds, heavy rainfall and storm surges caused significant damage to our infrastructure

PSE&G brought in more than 4,000
contractors and mutual aid workers at the height of
restoration efforts
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
993
1,179
1,220
1,476
1,488
1,586
1,702
2,757
3,176
3,176
3,345
3,936
4,174
3,867
3,683
3,576
10.2610.27
10.28
10.2910.30
10.31
11.1 11.2
11.3 11.4 11.5 11.6 11.7 11.8 11.9 11.10
FTE
Substation Personel Tree Trimmers Uneman
# of FTEs to Date

PSE&G’s
response
to customer
outages
during recent
major events
Cumulative Customers Restored
Restoration response incorporated lessons learned
from Hurricane Irene
2,000,000
1,500,000
1,000,000
500,000
0
Irene Sandy

PSE&G’s operating earnings grew ~10%*
with increased investment, cost control and supportive rate
mechanisms
* COMPOUND ANNUAL GROWTH RATE
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.

Growth in rate base is driven by investments with
favorable recovery mechanisms
$9.0B
PSE&G Rate Base
$6.8B
PSE&G’s
rate base
has grown ~7%
annualized with a
focus on meeting
the State’s goals
and customers’
needs
Renewables
& Energy
Solutions
Transmission
Gas
Distribution
Electric
Distribution

Represents ~28% of rate base in 2012
Overall,
Transmission
has
delivered
on planned
spending
PSE&G’s Transmission Capital Expenditures
2009 2009
Plan Actual
2010 2010
Plan Actual
2011 2011
Plan Actual
2012 2012
Plan Actual
Remaining Transmission
North East Grid
Mickelton-Gloucester-Camden
Susquehanna-Roseland
North Central Reliability
Burlington-Camden
1,200
1,000
800
600
400
200
0

Providing
solutions
for
New Jersey’s
energy and
economic
development
goals
($ Millions)
Approval
Date
Forecast
Amount*
Spend As
of
6/30/13
Remaining
Spending
Renewables
Solar Loan I & II 2008- 2009 $244 $228 $16
Solar 4 All July 2009 457 456 1
Solar Loan III May 2013 199 - 199
Solar 4 All Extension May 2013 247 - 247
Energy Efficiency
Carbon Abatement
December
2008
45 45 -
Energy Efficiency
Economic Stimulus
July 2009 161 157 4
Demand Response July 2009 34 29 5
Energy Efficiency Economic
Stimulus Extension
July 2011 93 23 70
Distribution
NJ Capital Infrastructure
Program 1 (CIP 1)
April 2009 702 702 -
NJ Capital Infrastructure
Program 2 (CIP 2)
July 2011 280 280 -
Total
$2,462 $1,920 $542
*SOLAR 4 ALL EXT AND SOLAR LOAN 3 REFLECT BPU APPROVED PROGRAM SPEND “UP TO” LISTED AMOUNTS.

37 Focus on controlling O&M allows us to earn our authorized return PSE&G O&M* 2008 – 2013 CAGR: 1.4% * EXCLUDES REGULATORY CLAUSES ** INCLUDES $40M IMPACT FROM SUPERSTORM SANDY IN 2012 E = ESTIMATE

PSE&G’s capital program will continue to be
focused on delivering energy solutions to meet New Jersey’s
public policy
PSE&G’s Capital Expenditures
DATA AS OF JUNE 30, 2013.     * PROPOSED FILINGS INCLUDE ENERGY STRONG (ES) AND EE4A.      E = ESTIMATE

2013-2017 proposed investment plan
would grow our current capital plan by up to 50%
2013-2017E Capital Expenditures
Existing Plan
$7.2 Billion
Existing Plan and Proposed Filings
$10.3 Billion
* Distribution ES and Transmission Hardening extend 10 years
*
*
DATA AS OF JUNE 30, 2013.  E = ESTIMATE
Distribution
Transmission
Approved Solar/Energy Efficiency
Distribution ES Filing
Transmission Hardening
Energy Efficiency Filings

PSE&G’s proposed investments would be
recovered through contemporaneous recovery mechanisms
Contemporaneous Recovery Mechanisms
Traditional Recovery Mechanisms
DATA AS OF JUNE 30, 2013.  E = ESTIMATE
Energy Strong Filing (ES)
Solar/Energy Efficiency
Clauses
FERC Formula Rates
Distribution Base Rates
2013-2017E Capital Spending by Recovery Method
$10.3 Billion

PSE&G’s existing major transmission
investment program remains on schedule and on budget
Major Transmission Projects
Susquehanna -Roseland 12.93% $790
June 2014 /
June 2015
Northeast Grid Reliability 11.93% $895 June 2015
North Central Reliability 11.68% $390 June 2014
Burlington – Camden 230kV 11.68% $399 June 2014
Mickleton – Gloucester-Camden 230kV 11.68% $435 June 2015
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Total
Estimated
Project
Costs
Expected
In-service
Date

Susquehanna-Roseland consists of
constructing 150 miles of 500kV circuit (46 miles in NJ) with two new 500kV GIS switching stations at Roseland and
Hopatcong
Project
Estimate
Up To*
Through
Year-end 2012
2013-2015E
Expected
In-service Date
$790M $324M $466M
June 2014 /
June 2015
•
PJM RTEP project b0489
•
ROE of 12.93% (including 1.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status:  Major permitting & siting complete, outside and inside plant construction in progress
*PROJECT IS SHARED WITH PPL. PROJECT ESTIMATE REPRESENTS PSE&G’S CONSTRUCTION RESPONSIBILITY FOR THE NJ PORTION.     E = ESTIMATE

Northeast Grid Reliability consists of
upgrading approximately 50 overhead circuit miles of 138kV
transmission line to 230kV, constructing ~18 miles of new
underground 230kV lines, and converting twelve existing
stations to 230kV operation
E = ESTIMATE
Project
Estimate Up
To
Through Year-
end 2012
2013-2015E
Expected
In-service Date
$895M $88M $807M June 2015
•
PJM RTEP project b1304
• ROE of 11.93% (including 0.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status: Engineering, licensing, and outside plant
underground construction in progress

North Central Reliability consists of upgrading
55 circuit miles of 138kV transmission line to 230kV, and
converting six existing stations to 230kV operation
E = ESTIMATE
Project
Estimate Up To
Through Year-
end 2012
2013-2015E
Expected
In-service Date
$390M $163M $227M June 2014
•
PJM RTEP project b1154
•
ROE of 11.68%
• 100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status: Major permitting & siting complete, outside and inside plant construction in progress

Burlington-Camden 230kV consists of upgrading
37 circuit miles (30 miles of overhead and 7 miles of under-
ground) of 138kV transmission line to 230kV, converting the
existing stations to 230kV operation
E = ESTIMATE
Project
Estimate
Up To
Through
Year-end
2012
2013-
2014E
Expected
In-service
Date
$399M $169M $230M
June
2014
•
PJM RTEP project b1156
•
ROE of 11.68%
•
100% CWIP in rate base during
development
•
100% recovery of prudently incurred costs
due to abandonment
Project Status: Major permitting & siting
complete, outside and inside plant
construction in progress

Mickleton-Gloucester-Camden 230kV
consists of upgrading 10 circuit miles of overhead transmission, installing ~16 circuit miles of new 230kV underground, 10
circuit miles of new 230kV overhead, and
modifications/upgrades at five existing stations
E = ESTIMATE
Project
Estimate Up To
Through Year-
end 2012
2013-2015E
Expected
In-service Date
$435M $24M $411M June 2015
•
PJM RTEP project b1398
•
ROE of 11.68%
• 100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status: Major permitting & siting complete, outside and inside plant construction in progress

State policy imperatives have been redefined
by Superstorm Sandy
• On February 20, 2013, at its open
public meeting, the Board voted
that the recovery of all such storm
restoration costs would be
reviewed in a generic (multi-utility)
proceeding
Storm Deferral Filings:
• On December 19, 2012 the Board
granted a PSE&G request for
• Preparedness Efforts
• Communications
• Restoration and Response
• Post Event Analysis
• Underlying Infrastructure Issues
Storm report issued by NJBPU
focusing on:
general authority to defer storm
restoration costs, thereby making such
costs potentially recoverable in future
rate filings

We have also responded with a plan focused
on infrastructure hardening and resiliency
•
The filing complements the NJBPU’s
recently issued order requiring all
Electric Distribution Companies to
take specific actions to improve
preparedness and response to
major storms
•
Additional Transmission investment
of approximately $1.5 billion would
be included in future FERC Formula
Rate filings
•
PSE&G filed a petition on February 20,
2013, with the NJBPU seeking
approval for the Energy Strong
Program (ES) which will harden electric
and gas distribution infrastructure and
increase the resiliency of the electric
distribution system
•
ES program represents a potential
investment of approximately $3.9
billion over the next 10 years.  PSE&G
has asked for initial funding approval
of $2.6 billion during the first
five years

Lower commodity costs and expiration of
certain transition charges are expected to fully offset the impact to customer bills
*2018 BGS/BGSS RATES AS WELL AS SBC AND DISTRIBUTION RATES HELD CONSTANT AT CURRENT 2013 RATES.
RATES RELATED TO ELECTRIC RESTRUCTURING: SECURITIZATION (STC), NON-UTILITY GENERATION CHARGE (NGC), & TRANSITIONAL ENERGY FACILITIES ASSESSMENT (TEFA), ARE REDUCED TO ZERO BY 2018. THE RGGI RECOVERY CHARGE (RRC), SOLAR PILOT
RECOVERY CHARGE (SPRC), AND CAPITAL ECONOMIC STIMULUS INFRASTRUCTURE INVESTMENT PROGRAM EXTENSION (CIP II ) BILL IMPACTS ARE INCLUDED IN THEIR RESPECTIVE GAS AND ELECTRIC BARS AND FORECASTED IN 2018 BASED UPON LATEST
ESTIMATE. THE 2018 BILL IMPACTS OF ES, EE4ALL, AND S4AEXT/SL3 IMPACTS ARE BASED UPON CURRENT ESTIMATES AS OF MARCH 31, 2013.
Typical Residential Annual Bill

PSE&G’s 2013 operating earnings
benefiting from transmission growth and cost containment
initiatives
E= ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO
OPERATING EARNINGS.
$528
2012 2013 Guidance
PSE&G Operating Earnings*
($ Millions)
$580 - $635E

LONG ISLAND POWER AUTHORITY

LIPA T&D management contract
In December 2011, the Long Island Power Authority (LIPA) selected PSEG to manage its electric transmission and distribution system for 10 years starting in 2014
Commitment to cost control and investment optimization
Corporate culture of transparency and data-driven decision making
Transition activities on-track – successfully achieving all milestones through February 2013
Successful management of the LIPA transmission and distribution system may lead to additional growth opportunities
LIPA /National Grid Contract
Thru Dec 2013
PSEG Transition Period
2012-2013
PSEG Long Island
Operating Period
2014 - 2023
Reasons for selecting PSEG included:
Proven technical capabilities and track record of top quartile customer service and reliability
Evaluating impact of Superstorm Sandy and recent LIPA management changes on the overall schedule and transition

PSEG ENERGY HOLDINGS

PSEG
Energy Holdings
strategy
Holdings’ priorities
are to manage
lease risks, sell
remaining non-
core assets and
grow the
renewables
portfolio
STREAMLINED
BUSINESS
AND REDUCED
FINANCIAL RISK
CAPITALIZE ON
RENEWABLE
OPPORTUNITIES
MAXIMIZING
THE VALUE OF
THE REMAINING
PORTFOLIO
DEVELOP AND EXECUTE
NEW BUSINESS
OPPORTUNITIES

PSEG Energy Holdings has monetized the
majority of its legacy assets, eliminated all Holdings debt, and returned cash to PSEG
Holdings Investment Portfolio
Solar Investments
$1.2B
Merchant Energy
Leases
Regulated Energy
Leases & Other
Regulated
Energy Leases
& Other
Merchant
Energy Leases
LILO/SILO
Leases
International
Investments
$4.9B
Texas
LILO/SILO Lease
Terminations
~$1.2B
International &
Other Global
Asset Sales
~$2.1B
Texas Transfer
& Sale ~$600M
Dynegy Lease
Reserve ~$0.2B
2012
$M
Solar Source $ 159
Merchant Energy Leases
GenOn (REMA)/NRG $ 341
EME (Midwest Gen) $ 218
Regulated Energy Leases $ 202
Real Estate Leveraged Leases $   80
Real Estate Operating Leases $ 100
Generation Legacy Assets $   96
Aircraft Leases  and Other $   24
$1,220
2006
NOTE: 2006 AND 2012 DATA REFLECT BOOK VALUES OF ASSETS, EXCLUDING DEFERRED
TAXES. TRANSACTIONS REFLECT TRANSFER VALUE IN THE CASE OF TEXAS,  MARKET VALUES FOR
ASSET DISPOSITIONS OR, IN THE CASE OF DYNEGY, BOOK VALUE RESERVE TAKEN IN 2011..

Reducing Risk and
Monetizing Legacy Assets
PSEG Energy Holdings
Growth in
unregulated renewables
PSEG Solar Source
Growth by
leveraging knowledge
PSEG Long Island
Merchant Energy
Leveraged Leases
Regulated Energy
Leveraged Leases
Real Estate Leveraged
and Operating Leases
Legacy
Generation Assets
…MANAGING RISK FOR REMAINING LEGACY ASSETS AND INVESTING IN RENEWABLES

PSEG Solar Source has completed 69 MW and has
an additional 19 MW under construction
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline - fixed tilt
Investment $47 million
20 year PPA with DEMEC
Hackettstown  (Mars)
New Jersey  (2 MW)
COD September 2009
Thin film panels – fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
… OPPORTUNITY FOR GROWTH IN UNREGULATED SOLAR
Badger I
Arizona (19 MW)
Expected COD late 2013
Polycrystalline - single axis tracker
Investment $51 million
30 year PPA with APS
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels – fixed tilt
Investment $45 million
20 year PPA with AEP
Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline - single axis tracker
Investment $75 million
20 year PPA with SRP
JEA
Florida (15 MW)
COD September 2010
Thin
film
panels – fixed tilt
Investment $59 million
30 year PPA with JEA

58 PSEG Energy Holdings These projects will produce steady results for PSEG PSEG Solar Source EBITDA E = ESTIMATE. … A STABLE, LOW-RISK PORTFOLIO

PSEG Energy Holdings
Simplifying the
business and creating
growth opportunities in
renewables
Operational Excellence
Financial Strength
Disciplined Investment
STREAMLINED
BUSINESS
AND REDUCED
FINANCIAL RISK
CAPITALIZE ON
RENEWABLE
OPPORTUNITIES
MAXIMIZING
THE VALUE OF
THE REMAINING
PORTFOLIO
DEVELOP AND EXECUTE
NEW BUSINESS
OPPORTUNITIES

PSEG POWER

PSEG Power
strategy
Focused on safety
performance, unit
reliability, competitive
cost structure with
control of
maintenance costs,
achieving operational
excellence, and
supporting market
rules to maintain a
level playing field
DISCIPLINED
INVESTMENT
ENGAGED
WORKFORCE
FINANCIAL
STRENGTH
OPERATIONAL
EXCELLENCE

PSEG Power creating value by responding to changing
markets and regulations
•
Installed 400 MW new peaking
capacity in 2012
Financial/Economic Focus
•
O&M cost control programs have
delivered
•
Sites offering competitive advantage
suited for expansion
Regulatory Focus
•
Strong regulatory performance
•
Industry leadership in the changing
regulatory environment
Safety/Environmental Focus
Fleet Diversity/Efficiency Focus
•
Fleet diversity across the dispatch
curve and fuel types provides flexibility
•
Nuclear units continue to achieve
strong operational results and are
well positioned for the future
•
Peach Bottom steam path retrofit
completed
•
Fossil fleet is suited for market
dynamics
•
CCGT achieved record output in 2012

PSEG Power delivered in 2012
Storm and
weather challenges
• Superstorm Sandy
impacted
our generating sites
• Warm winter put
pressure on demand
and pricing for both
electricity and gas
• Hot summer weather
created challenging
operating
environment
Market
challenges
• Unit outages and
transmission
outages resulted in
pressure on basis
• Lower gas cost
impacted dark
spread pressuring
coal unit dispatch
• Load impacted by
weather and
economy
Value
delivered
• Cost control
• Lower dispatch and fuel cost
• Captured value through coal/gas
switching, unit flexibility
• Improved unit availability
• Coal & oil sales optimized inventory
• Expedited return from storm outages,
restored margin opportunities
• Optimized unit dispatch across fleet
during storm recovery

PSEG Power has generating assets
in three competitive markets
• Low cost portfolio
• Fuel flexibility
• Assets near loads
• Poised to benefit in real
time markets
• Fleet will maintain
diversity and efficiency in
2016 after HEDD
• Most sites suitable for
expansion
ISO
New
England
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek
New York ISO
PJM

PSEG Power Nuclear fleet is a critical element
of success
Hope Creek
•
Operated by PSEG Nuclear
•
PSEG Ownership: 100%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 1,174 MW
•
Owned Capacity: 1,174 MW
•
License Expiration: 2046
•
Next Refueling
•
Fall 2013
Salem
Units 1 and 2
•
Operated by PSEG Nuclear
•
PSEG Ownership:  57%,
Exelon – 43%
•
Technology: Pressurized Water
Reactor
•
Total Capacity: 2,326 MW
•
Owned Capacity: 1,335 MW
•
License Expiration: 2036
and 2040
•
Next Refueling
•
Unit 1 – Fall 2014
•
Unit 2 – Spring 2014
Peach Bottom
Units 2 and 3
•
Operated by Exelon
•
PSEG Ownership: 50%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 2,245 MW
•
Owned Capacity:
1,123 MW
•
License Expiration: 2033 and
2034
•
Next Refueling
•
Unit 2 – Fall 2014
•
Unit 3 – Fall 2013

PSEG Power Nuclear is core to the fleet and has
competitive advantages
•
Continued strong nuclear operations –
eight consecutive years of >90%
capacity factor
•
Significant earnings contributor
•
Top quartile of cost performance/MWh
•
One third new staff, recruitment of the
best new and experienced talent and
attractive training program
•
Developing Fukushima action plan
in response to NRC staff review
•
Peach Bottom extended power uprate,
130 MW Power’s share, scheduled in
service 2015/2016
•
Active and influential participation at
INPO, NEI, EPRI, USA Alliance

EFORp
improvement
and availability
at peak demand
times has
resulted in
performance
payments in
each of the last
four years
EFORd
improvement
resulted in over
200 MW of
additional
capacity
available
PSEG Power’s
Fossil Fleet
availability has
shown
steady
improvement

PSEG Power
improvements
achieved in
combined cycle
fleet efficiency
Actions Taken to Create Value
• Heat rate improvement
program
• Operational Excellence
Model
• Training programs
• Unit testing initiative
• Outage work to restore
efficiency

Superstorm Sandy affected the fleet;
when the load returned, Power was ready
Planned
Outages
Salem 2
Bergen 1
Hudson 2
Storm
Outages
Salem 1
Linden CC
Linden 5,6,7,8
Kearny
9,12,13,14
Essex
9,10,11,12
Sewaren
1,2,3,4
Salem 1
Linden 5,7
Kearny
13,14
Linden 6,8
Bergen 1
Salem 2
Kearny 12
All PSEG NJ
Generation
Superstorm
Sandy
Hudson 2
Essex 9,10
Linden CC

PSEG Power’s fleet is among the lowest emitting
in the industry
•
Mercury reduced 80% across the timeframe above
•
Power is well positioned for HAPS
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2006 2007 2008 2009 2010 2011 2012
Generation SO
2
NOx

PSEG Power’s
focus on costs
has resulted in
moderate
increase in O&M
for six years
2008 to 2013 CAGR = 1.9%
Power O&M Expense*
* INCLUDES IMPACTS FROM STORM RECOVERY COSTS AND POTENTIAL RELATED INSURANCE PROCEEDS.
E = ESTIMATE.
Cost control actions taken:
• Coal assessment
• CCGT material condition assessment
• Contract renegotiation
• Material management
• Nuclear maintenance productivity study
• Nuclear outage efficiency initiative

PSEG Power is well positioned
for growth in
the fleet when market conditions dictate
Available locations
• Bergen
• Burlington
• Essex
• Edison
• Kearny
• Hudson
• Linden
• Sewaren
• Bridgeport
Harbor
• Electric Interconnection
• Gas Pipeline Access
• Sites/Space
• Emissions
Our sites possess infrastructure advantages

PSEG Power will maintain diversity and
efficiency after a realignment of the fleet in 2016
13,226 MW 11,200 MW
Fuel Diversity
52.5 TWh 52-54 TWh
Energy Produced
E
Other
E=ESTIMATE
Oil
CCGT
Pumped
Storage
HEDD
Other gas
Peakers
Coal
Nuclear
CCGT
Peakers
Coal
Nuclear
2012 2016E 2012 2016
Objective
2012 2016E
•
Maintain fuel diversity
•
Maintain load serving
capability
•
Improve fleet heat rate
by 6%
•
Maintain low cost
structure
•
Environmental
improvement

PSEG Power is an established leader
within the industry
INPO
•
Board of Directors
•
National Nuclear Accrediting Board
NEI
•
Chair Communications Advisory
Committee
•
Board of Directors
•
Board of Directors Executive
Committee
•
Chair Emergency Preparedness
Working Group
•
Security Working Group
•
Fukushima Response Steering
Committee
•
Nuclear Strategic Issues Advisory
Committee Steering Group
EPRI
•
Chairman Nuclear Power Counsel
•
Executive Committee Nuclear Power
Counsel
BWR Owners Group
•
Vice Chair of the Executive Oversight
Committee
USA Alliance
•
Chair
PJM/NY/NE  ISO
•
Various Committees

PSEG Power has added value with focus on
operational excellence
* EXCLUDES SANDY IMPACT.
3,622 Nuclear capacity (MW) 3,632
92% Nuclear equivalent availability 93%
29.3 Nuclear generation (TWhrs) 29.8
55 Total generation (TWhrs) 53
3,157 CCGT capacity (MW) 3,176
12.1 CCGT generation (TWhrs) 16.2
8.9% Fossil EFORd 6.3%*
87% Fossil equivalent availability 90%
63 SO
2
(Ktons) 9
16 NO
x
(Ktons) 10
2008 2012

PSEG POWER ER&T

DIVERSIFIED
ASSETS AND
FLEXIBLE DISPATCH
REGULATORY
ADVOCACY
MANAGING
RISKS AND
CREATING VALUE
ENGAGED
WORKFORCE

PSEG Power
ER&T strategy
Focused on
optimizing the value
of its asset portfolio
and providing
outstanding service
to our customers,
while prudently
managing risk

High performing, base load nuclear assets
3,632 MW
Fuel advantaged, base load coal plants in PA
776 MW
Flexible combined cycle fleet
3,176 MW
Well leveraged intermediate & peaking assets
5,642 MW
Integrated trading and dispatch capability around fleet

Diversified assets and flexible dispatch

Fleet capacity has been advanced by:
Reduced O&M and increased start-up success
Trading acumen to execute fuel switching opportunities
Capturing new products opportunity with
minimal investment
Improved Heat Rate capability

Spark spread
replaces dark spread
as major value driver
• Spark spread has risen above dark spread in PJM markets
• Power’s gas units operating at record throughput
• Gas operation provides much more operational flexibility
• Enhances the ability of trading organization to capture volatility

81
2013 BGS Auction Results for PSE&G Zone
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$48
-
$50
$45
-
$47
$37
-
$38
$56
-
$58
$39
-
$40
BGS sales account for about a third of our forward portfolio of hedges
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
$103.72
~ $47
$95.77
$94.30
~ $47 ~ $48
~ $46
$83.88
~ $53
$92.18
BGS PRICES REFLECT PSE&G ZONE; RESULTS FOR 2011-2013 ARE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2013.

82
•
3 Year forward BGS sales comprise smaller percentage of Power’s hedges
•
Other full requirement load deals help capture additional locational and load shape premium
NOTE:  PERCENTAGES REPRESENT HEDGED VOLUMES IN PLACE AFTER BGS AUCTION.
Our hedging mix has changed with the
market but still captures the fleet’s locational advantage
Other Load BGS Sales to NJ
EDCs
Other Hedges

Hedging strategy designed to protect gross margin
and leverage the portfolio
HEDGE PERCENTAGES AND PRICES AS OF JUNE 28, 2013. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE, INCLUDING RENEWABLE ENERGY
CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY. HEDGES INCLUDE POSITIONS WITH MTM ACCOUNTING
TREATMENT AND OPTIONS.

Ratable Hedging on Base Load:
3 year ratable hedge tactics
3 year PJM hedge of capacity
(not included in table)
Load following sales (such as BGS)
have strong correlation to our units
for hedging basis and load shaping
premium
Dynamic Hedging on
Intermediate Coal, Combined
Cycle and Peaking:
Position fleet to take advantage
of market volatility
Gas and load-following fleet left
open until prompt year to capture
volatility
Use all trading products to
capture option value of assets and
benefit from market dislocations

New Haven
Current
plant
locations
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek
•
Basis (PS Zone to PJM West) will continue to trend downward for forward sales
•
Volatility will remain significant in the prompt periods (especially summer/winter)
•
Power maintains sufficient length to participate in upside volatility as well as a valuable 250MW transmission position into NYC
•
Basis will continue to have a positive impact on PSEG Power profitability
PSEG’s locational advantage
and electric basis
*AS OF MAY 15, 2013.

PS Zone On Peak  Monthly Day Ahead
Basis to PJM West Hub*

• Lower cost supplies of shale
gas have been beneficial to
both PSE&G customers and
PSEG Power
• Over 50% of our available
pipeline capacity can access
market area supplies of
shale gas
• Power’s generating units sit
in close proximity to the
Marcellus fairway
• Power buys approximately
350BCF/year of gas
• We have been able to
arbitrage gas values from
South to North and East to
West using our storage and
pipeline capacity
Albany
PSEG’s locational advantage
and gas basis
New York

Shale Supply
0.6 BCF/D
Storage
0.9 BCF/D
Gulf Coast Supply
0.7 BCF/D

PJM’s capacity market continues to recognize
locational value of our fleet
*PSEG Power’s cleared megawatts split between PS Zone and EMAAC.

$/MW-Day
2012 /
2013
2013 /
2014
2014 /
2015
2015 /
2016
2016 /
2017
Power’s Average Price
PS Zone
EMAAC
RTO
Power’s Capacity (MW)
$153
$140
$16
10,400
$244
$162 $167 $166
$219
$245 $137 $167 $119
$28 $126 $136 $59
10,600 10,300 9,000 8,637*
New Build and Higher Imports
Updated Transfer Capabilities
Updated Demand Curve
Environmental Retirements
Minimum Offer Price Rule
Lower Demand Response
2016/2017 RPM Auction Influenced By:

Reserve margins in PJM declining with retirements
Generation Deactivation Notifications
Source: PJM TEAC, 1/10/2013
• PJM Pending Deactivation Requests of
12,634 MW as of January 22, 2013
• Approximately 4,000 MW of additional
owner announced retirements in PJM
through next auction
Forecast Reserve Margin (PJM January 2013)
• PJM forecasts a declining Reserve Margin
through 2017

Reserve Requirement
RM:  Existing + Expected New Gen

Regulatory Advocacy
Current Issues
• PJM RPM rules for Capacity Markets
• PJM Energy/Ancillary Services Market
• New England Capacity Markets
• New York Energy Markets
• Trade Associations and ISO/RTO activities
Recent Rulings
• FERC approval of Cost of New Entry (CONE)
• PJM Area Regulation rules
• EPA RICE/NESHAPS rules
• FERC ruling imposing DR must offer requirement
in ISO-NE

ISSUE /POLICY HOW ADDRESSED?
PJM
MOPR
Sufficiency/Exceptions before FERC and courts
DEMAND RESPONSE RULES
ANCILLARY/ENERGY
Regulation/Black- start modifications under consideration in PJM stakeholder process before FERC
NYISO
CAPACITY
Jurisdictional dispute at FERC over retirement decisions; Impact of PSC approved Reliability Must Run arrangement on markets
NEPOOL
FCM
FEDERAL
Gas/Electric Coordination Participation in ISO/FERC/Industry forums
Performance/eligibility/compensation issues before courts, FERC, and PJM stakeholder process
Market design issues pending at Court of Appeals, FERC and ISO-NE stakeholder process

Diversified
Assets &
Flexible Dispatch
Regulatory
Advocacy
Managing
Risks &
Creating Value
Managing Risks & Creating Value
Consistent hedging strategy • Full load requirements • Capacity sales •Monetize optionality
Diversified Assets &
Flexible Dispatch
Strong operational performance
Fuel switching
Ancillary services
Regulatory Advocacy
Supports competitive markets
Seeks a level playing field
Provides insight
Creates opportunity
MARKET
EXPECTATIONS

PSEG wholesale market strategy
built on a strong asset portfolio

PSEG FINANCIAL REVIEW & OUTLOOK

Strong financial position to support our
business initiatives
Financial Position
Achieved Earnings Guidance
Stable Dividend and Opportunity for Growth
Strong Balance Sheet
Regulated Growth Opportunity without Equity Issuance
Solid Credit Ratings
O&M Controlled
Well Funded Pension

Maintaining 2013 operating earnings guidance
E = ESTIMATE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Based on our performance year-to-date, we expect full year
operating earnings to be at the upper end of guidance,
assuming normal weather and unit operations
PSEG Operating Earnings
$ Millions (except EPS) 2013E
PSEG Power $535 - $600
PSE&G $580 - $635
PSEG Energy Holdings/Parent $25 - $35
Operating Earnings* $1,140 - $1,270
$2.25 - $2.50
2013 Earnings Guidance

PSE&G is expected to represent 50%
of 2013 operating earnings
PSE&G
Power
& Other
E = ESTIMATE
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Business Mix of Operating Earnings

In 2012, PSE&G executed its capital program, Power
generated significant free cash flow and PSEG increased its
shareholder dividend
Power
Cash
from Ops
PSE&G
Cash
from Ops
(1)
PSE&G
Capital
Investment
Power
Capital
Investment
Cash
Other
Net
Cash
Flow
Shareholder
Dividend
Net Debt
Issuances
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$216 MILLION.
2012 Sources and Uses

Our capital investment options can result in as
much as $5.4B of utility growth investment through 2015
PSE&G
Growth
~$4.2B
PSE&G
Maintenance
Power
& Other
~$6.2B
~$6.3B
~$6.5B
~$7.5B
PSE&G
Growth
$5.4B
DATA AS OF JUNE 30, 2013.  EMP: ENERGY MASTER PLAN E = ESTIMATE
EMP
~$0.1B
New
Transmission
~$0.2B
New
Distribution
~$1B
Potential Opportunities
Approved Programs
2013 – 2015E Capital Investment

All scenarios can be financed without new equity
2013 – 2015E
Power
Cash
from Ops
PSE&G
Cash
from Ops
(1)
PSE&G
Capital
Investment
Power
Capital
Investment
Shareholder
Dividend
Net Debt
Issuances
Other
Net Cash
Flow
2013 – 2015E
Power
Cash
from Ops
PSE&G
Cash
from Ops
(1)
PSE&G
Capital
Investment
Power
Capital
Investment
Shareholder
Dividend
Net Debt
Issuances
Other
Net
Cash
Flow
Approved Programs plus EMP, New
Transmission and New Distribution Approved Programs
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL
REPAYMENTS OF ~$725M FROM 2013-2015
E = ESTIMATE
Sources Uses Sources Uses

PSE&G’s capital spending drives regulated
earnings growth with a potential future rate base of up to ~$12.6B
2013 – 2015E Rate Base Growth
2015E  Rate Base
3-yr CAGR: ~12%
~$11.6B
~$12.6B
DATA AS OF JUNE 30, 2013.  EMP: ENERGY MASTER PLAN E = ESTIMATE
2012 Rate Base 2015E  Rate Base
3-yr CAGR: ~8.2%
~$9B
~$2.4B
~$11.4B
Approved Programs
New
Transmission
~$0.2B
New
Distribution
~$1B
Potential New Opportunities
Includes
Recent Solar
Agreement
Approval

Power’s credit metrics are expected to remain strong Power FFO/Debt 2013 – 2015E Average E = ESTIMATE 98

Using PSEG’s balance sheet strength
to finance growth in the regulated enterprise
without equity issuance
PSEG Total Capitalization
2012 2015E*
* E = ESTIMATE; INCLUDES THE FOLLOWING PROPOSED FILINGS: EE4A, SL3, S4AE, ENERGY STRONG (ES) AND
TRANSMISSION HARDENING.

Our investment programs are affordable,
helped by the expiration of known charges by 2017, which
lower the average residential customer bill by ~ 8.7% based on today’s current bill
PSE&G Securitization & NUG Impacts ($Millions)
PSE&G Securitization Impacts 2013 2014 2015 2016 2017
Revenues
439 445 386 0 0
Interest Expense
(46) (30) (11) 0 0
Amortization
(253) (273) (233) 0 0
Deferred Tax & Other
(140) (142) (142) 0 0
P&L Impact (GAAP view) 0 0 0 0 0
PSE&G Non–Utility  Generation 2013 2014 2015 2016 2017
Revenues*
157 167 141 49 0
Expenses
(157) (167) (141) (49) 0
P&L Impact (GAAP view) 0 0 0 0 0
*NUG revenues reflect Feb 1, 2013 rates
Typical Current Average Residential
Customer Bill Impact
Securitization ~6.6%
Non-Utility
Generation
~2.1%

Modest O&M growth with Power increases from
CCGT maintenance cycles, due to high utilization rates
(1) POWER EXCLUDES IMPACTS FROM STORM RECOVERY COSTS AND POTENTIAL RELATED
INSURANCE PROCEEDS NM = NOT MATERIAL.  E = ESTIMATE.
PSEG O&M Expense (1)
2013-2015E CAGR: ~2.2%
CAGR
Transmission
~0.4%
Distribution
~1.3%
Power
~2.9%
Holdings &
Other: N.M.

Pension contributions expected to decline with
well funded plan
Pension Plan  Contributions
Amended
Benefit
Plans
E = ESTIMATE
2010 2011 2012 2013E 2014E 2015E
Funded Ratio 82% 84% 83% >85% >90% >90%

PSEG’s long-term outlook is influenced by
Power’s hedge position and increased investment at PSE&G
2014E
2015E
Each $1/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $2/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.10 - $0.13
$0.04
$0.01
$0.01
$0.03 - $0.06
$0.04
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
E = ESTIMATE

Opportunity for modest and sustainable
dividend increases consistent with stable regulated growth
and cash generation outlook at PSEG Power
PSE&G
EPS
$1.25
$1.14
Annual Dividend Per Share
E = ESTIMATE

PSEG Summary
• Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share -- based on financial results to date, we expect operating earnings for the full year to be at the upper end of our guidance range assuming normal weather and unit operations
• Double digit operating earnings growth at PSE&G starting in 2013, and continuing through 2015 driven by transmission investments and approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength reduces risk in low price environment
• Strong Balance Sheet and Cash Flow support full capital program without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth

APPENDIX

Second Quarter 2013 Operating Earnings
by Subsidiary
*SEE PAGE B FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Operating
Earnings
Earnings per
Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  114 $  110 $  0.22 $  0.22
PSE&G
121 101 0.24 0.20
PSEG Energy Holdings/
Enterprise
8 4 0.02 0.01
Operating Earnings*
$  243 $  215 $  0.48 $  0.43
Quarter ended June 30

108 PSEG EPS Reconciliation – Q2 2013 versus Q2 2012 * SEE PAGE B FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSE&G provides high reliability at below
average cost which creates superior value to customers
SAIDI = SYSTEM AVERAGE INTERRUPTION DURATION INDEX, A MEASURE OF AVERAGE
OUTAGE DURATION FOR ALL CUSTOMERS SERVED.

110 PSE&G prioritizes public safety while maintaining value to customers LEAK RESPONSE RATE = PERCENTAGE OF UTILITY RESPONSES TO REPORTED LEAKS WITHIN ONE HOUR.

111 Formula rates for transmission make the process more predictable with contemporaneous returns

New Jersey Board of Public Utilities (BPU)
• The Board of Public Utilities consists of five commissioners appointed by the Governor.  These appointees are confirmed by the NJ Senate for six-
year, staggered terms. The Governor appoints one of the five to serve as
Commission President.
Currently, the commissioners are:
•
Robert M. Hanna, Commission President
•
Jeanne M. Fox
•
Joseph L. Fiordaliso
•
Mary-Anna Holden
•
Dianne Solomon
•
Stefanie Brand, Director of the N.J. Division of Rate Counsel

Slow economic recovery in NJ is constraining
growth in all market sectors
Modest residential growth limited
by housing market inactivity and
the slow economic recovery
Consumer spending is trending
with the slow economic recovery
and impacting growth in the
commercial sector
Industrial sales growth continues
to be constrained by slow
economic recovery
0.3%
0.4%
0.0%
0.5%
0.9%
0.7%
0.3%
0.7%
2013 - 2015 Projected Sales
Growth – Gas*
2013 - 2015  Projected
Sales Growth – Electric*
Residential Commercial Industrial Total
Residential Commercial Industrial Total
*  WEATHER NORMALIZED ESTIMATED ANNUAL GROWTH PER YEAR OVER FORECAST PERIOD

Key economic indicators forecast renewed
growth over the 2012 to 2015 timeframe
The New Jersey economy increased by 0.3%
annually from 2010 to 2012 and is
anticipated to grow 2.3% per year from
2012 to 2015
New Jersey total non-farm employment
increased by 0.6% annually from 2010 to
2012 and is expected to grow 1.4% per year
from 2012 to 2015
Real personal income in New Jersey
increased by 1.4% annually from 2010 to
2012 and is expected to increase 2.5% per
year from 2012 to 2015
Single family housing starts declined by
2.6% annually from 2010 to 2012 and are
expected to increase ~24% per year from
2012 to 2015
NJ Total Employment
3,700
3,800
3,900
4,000
4,100
2010 2012 2015
NJ Real Gross State Product
$400,000
$420,000
$440,000
$460,000
$480,000
2010 2012 2015
NJ Real Personal Income
$360,000
$380,000
$400,000
$420,000
$440,000
$460,000
2010 2012 2015
NJ Single Family Housing Starts
0
5
10
15
20
2010 2012 2015
SOURCE: IHS GLOBAL INSIGHT FEBRUARY 2013 FORECAST.

115 Nuclear fuel needs have been hedged through 2015 $0 $5 $10 2013 2014 2015 Anticipated Nuclear Fuel Cost Hedged

Power’s coal hedging reflects 2013 supply
matched with 2013 sales…
Contracted Coal
Station Coal Type
Pricing
($/MWh)
*
Comments
Bridgeport
Harbor
Adaro
Mid
$50’s
Higher
price,
lower BTU,
enviro coal
Hudson CAPP
High
$40’s
Flexibility
after BET in
2010
Mercer
Metallurgical
CAPP/NAPP
Mid
$40’s
More
limited
segment of
coal
market
Keystone NAPP
Mid
$20’s
Prices
steady
Conemaugh NAPP
Mid
$20’s
Prices
steady
% Hedged
(left scale)
$/MWh
(right
scale)
* COMMODITY PLUS TRANSPORTATION

117 The full requirements BGS rate recognizes the forward PJM capacity market price

PSEG Energy Holdings
Investment Portfolio
* BOOK BALANCE EXCLUDING  DEFERRED TAX ACCOUNTS
**EME AND ITS SUBSIDIARIES FILED CHAPTER 11 BANKRUPTCY ON 12/17/2012.
LEASE REJECTION OR ACCEPTANCE DECISION IS PENDING.

PSEG Liquidity as of June 30, 2013
Expiration Total Available
Facility Date Facility Usage Liquidity
($Millions)
5-year Credit Facility (PSE&G) Mar-18 $600 1 $170 $430
5-Year Credit Facility (Power) Mar-17 1,600 54 1,546
5-Year Credit Facility (Power) Mar-18 1,000 2 0 1,000
5-Year Bilateral (Power) Sep-15 100 100 0
5-year Credit Facility (PSEG) Mar-17 500 5 495
5-year Credit Facility (PSEG) Mar-18 500 3 0 500
Total $4,300 $329 $3,971
$114
PSE&G ST Investment $0
1
PSEG Facility to be reduced by $29M on April 15, 2016
Total Liquidity Available
$4,085
2
Power Facility to be reduced by $48M on April 15, 2016 Total Parent / Power Liquidity $3,655
3
PSEG Facility to be reduced by $23M on April 15, 2016
PSEG Money Pool ST Investment

Strong Balance Sheet supports our full capital
program without the need for equity
DEBT INCLUDES SHORT TERM DEBT (INCLUDING COMMERCIAL PAPER) AND EXCLUDES NON-
RECOURSE AND SECURITIZATION DEBT
$Billions Capitalization
Subsidiary Debt
(1)
2010 2011 2012
PSE&G 4.28 4.27 5.06
PSEG Power 3.45 2.75 2.34
Parent & Other 0.08 0.04 0.04
Total PSEG Debt 7.81 7.06 7.44
Subsidiary Equity
PSE&G 4.42 4.65 5.17
PSEG Power 5.03 5.44 5.44
Parent & Other 0.18 0.18 0.17
Total PSEG Equity 9.63 10.27 10.78
PSE&G Debt to Cap 49% 48% 49%
Power Debt to Cap 41% 34% 30%
PSEG Debt to Cap 45% 41% 41%

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 52 $            50 $         46 $         9 $             (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (10)             107          (1)             (11)             14
Lease Transaction Activity (Energy Holdings) 36              (173)         -              29              (490)
Storm O&M (PSEG Power) (39)             -              -              -                -
Market Transition Charge Refund (PSE&G) -                 -              (72)           -                -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -                 34            -              -                (13)
Total Pro-forma adjustments 39 $            18 $         (27) $        27 $           (560) $
Fully Diluted Average Shares Outstanding (in Millions) 507             507          507          507            508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.10 $         0.10 $      0.09 $      0.02 $        (0.14) $
Gain (Loss) on MTM (PSEG Power) (0.02)           0.21         -           (0.02)          0.03
Lease Transaction Activity (Energy Holdings) 0.07            (0.34)        -           0.05           (0.96)
Storm O&M (PSEG Power) (0.08)           -           -           -             -
Market Transition Charge Refund (PSE&G) -             -           (0.14)        -             -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) -             0.06         -           -             (0.03)
Total Pro-forma adjustments 0.07 $         0.03 $      (0.05) $     0.05 $        (1.10) $
For the Year Ended
December 31,
(Unaudited)
Pro-forma Adjustments, net of tax
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME.
A

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
B
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME.
2013 2012 2013 2012
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 8 $            4 $          17 $          9 $
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 80 (10) (25) 42
Lease Related Activity (PSEG Energy Holdings) - 2 - 6
Storm O&M, net of insurance recoveries (PSEG Power) 2 - (15) -
Total Pro-forma adjustments 90 $          (4) $        (23) $         57 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $        0.01 $     0.04 $       0.02 $
Gain (Loss) on MTM
(a)
(PSEG Power) 0.16 (0.02) (0.05) 0.08
Lease Related Activity (PSEG Energy Holdings) - - - 0.01
Storm O&M, net of insurance recoveries (PSEG Power) - - (0.03) -
Total Pro-forma adjustments 0.18 $        (0.01) $    (0.04) $      0.11 $
(a) Includes the financial impact from positions with forward delivery months.
Three Months Ended Six Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Income from Continuing Operations/Net Income to Compute Operating Earnings
(Unaudited)
June 30, June 30, Pro-forma Adjustments, net of tax